Safety and survival outcomes in recurrent high-grade glioma patients treated with CAN-3110, a first-in-class ICP34.5 expressing oncolytic HSV1   Francesca Barone, MD, PhD Chief Scientific Officer, Candel Therapeutics, Inc. Exhibit 99.1

CAN-3110 a novel oncolytic virus engineered for enhanced activity and safety

HSV-1 engineered for immunogenic potency and specificity

- ICP34.5-null viruses have shown safety, but replicate poorly
- CAN-3110: ICP34.5 expression under control of Nestin promoter
  - Nestin overexpressed in gliomas (and tumors outside of the brain)
  - Improves replication
  - Provides tumor-specific oncolytic activity



Nestin Promoter
ICP34.5
CAN-3110

Designed for safety

- Disruption of ICP6 limits virus replication to dividing cells or cells with p16 tumor suppressor pathway defects
- Remains sensitive to anti-herpetic drugs
- Nestin provides tumor specificity

CANDEL THERAPEUTICS
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CAN-3110 induces tumor cell death and reprograms the highly immunosuppressive microenvironment of HGG Cold tumor Highly immunosuppressive TME Cancer cell proliferation Hot tumor Inflamed TME Cancer cell necrosis Tumor cell death Release of tumor antigens Expansion of T cell repertoire Activation of local microenvironment

Phase 1b clinical trial of CAN-3110 in recurrent high-grade glioma

PI: Dr. E. Antonio Chiocca (Brigham & Women's)

Patients with recurrent high-grade glioma

Lesions ≥ 1.0 cm

Arm A

Dose escalation (Cohort I-IX)
Single stereotactic injection of CAN-3110

3+3 dose escalation
1×10^6 to 1×10^{10} PFU in half-log increments
30 patients dosed

Dose expansion (Cohort X)
1×10^9 PFU
11 patients dosed

Arm B

Pre-Administration of Cytoxan
$+1 \times 10^8$ PFU
3 patients dosed
$+1 \times 10^9$ PFU
6 patients dosed

Arm C

Repeat Dosing (up to 6)
$+1 \times 10^8$ PFU x 6 doses
$+1 \times 10^9$ PFU x 6 doses
12 patients targeted

BREAK THROUGH CANCER

Primary Endpoints
- Safety
- Determine maximum tolerated dose

Secondary Endpoints
- Immunological biomarkers
- MRI assessment of disease and progression free survival
- MRI alteration of permeability and flow at injection site

NCT03152318

CANDEL THERAPEUTICS

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Patient demographics and baseline characteristics 41 unique patients were dosed; one patient was treated twice, in cohort IX and X A total of 50 unique patients * See below   Arm A  (n=41*) Arm B (n=9) Total  (n=50*) Age, Median (range)   54 years (27 - 74) 54 years (41 - 70) 55 years (27 - 74) Sex, n (%)       Female 21 (51%) 3 (33%) 24 (48%)   Male 20 (49%) 6 (67%) 26 (52%) Race, n (%)         White 38 (93%) 8 (89%) 46 (92%)   Black or African American 1 (2%) 0 (0%) 1 (2%)   Asian 2 (5%) 1 (11%) 3 (6%) Ethnicity, n (%)         Non-Hispanic 40 (98%) 8 (89%) 48 (96%)   Hispanic or Latino 0 (0%) 1 (11%) 1 (2%)   Unknown 1 (2%) 0 (0%) 1 (2%) IDH Status, n (%)           Wild-Type 32 (78%) 7 (78%) 39 (78%)   Mutant 9 (18%) 2 (22%) 11 (25%) MGMT Status, n (%)         Methylated 16 (39%) 2 (22%) 18 (36%)   Unmethylated 23 (56%) 7 (78%) 30 (60%)   Unknown 2 (5%) 0 (0%) 2 (4%) Grade, n (%)         III 7 (17%) 0 (0%) 7 (14%)   IV 34 (83%) 9 (100%) 43 (86%) KPS Score, Median (range)   90 (70 - 100) 90 (80 - 100) 90 (70 - 100)

CAN-3110 related SAEs in rHGG (arms A and B) Cohort (arm) Number of treated patients Dose Level (PFU) Number of patients with DLT Number of patients with related SAE Case # Time (days) 1 (A) 3 1x106 0 0 NA NA 2 (A) 3 3x106 0 0 NA NA 3 (A) 3 1x107 0 0 NA NA 4 (A) 3 3x107 0 0 NA NA 5 (A), 1 (B) 6 1x108 0 0 NA NA 6 (A) 3 3x108 0 0 NA NA 7 (A), 10 (A), 2 (B) 21 1x109 0 1 046(IDHmut) 2 8 (A) 3 3x109 0 1 033(IDHmut) 16 9 (A) 6 1x1010 0 0 NA NA TOTAL 50* 0 2 Time range (days) 2 to 16 DLT: dose limiting toxicity, SAE: serious adverse event * Total includes one patient who received two injections, one in cohort 9 (A) and one in cohort 10 (A) As of cutoff date  25 Apr 2023

Arm  A (n=41) n (%) General disorders and administration site conditions Fever 3 (7%) Musculoskeletal and connective tissue disorders              Muscle weakness 3 (7%) Nervous system disorders Seizure 3 (7%) Safety summary: related adverse events* (AEs) in rHGG Arm B (n=9) n (%) Nervous system disorders Edema Cerebral 1 (11%) Hemianopia 1 (11%) Hypoesthesia 1 (11%) * events manifesting in ≥5% of patients

No patients experienced a DLT in Cohorts I-X All patients (n=41) experienced at least 1 AE 27% of patients (n=11) experienced at least 1 related AE 59% of patients (n=24) experienced at least 1 serious AE Most Serious AEs: Edema Cerebral (n=8 [20%]) and Seizure (n=5 [12%]) 5% of patients (n=2) experienced at least 1 serious related AE 001-033: Grade 3 – Seizure, Cerebral hematoma 001-046: Grade 2 - Seizure, muscle weakness , facial paresis Most *TEAEs were Grade 1-3 Most common Grade 3 AEs include Edema Cerebral (n=8 [20%]), Seizure (n=5 [12%]) and Muscle weakness (n=5 [12%]). One patient experienced a grade 5 cardiac arrest, non-related No grade 4 AEs All patients (n=9) experienced at least 1 AE 11% of patients (n=1) experienced at least 1 related AE 001-060: Grade 2 – Edema cerebral, left leg numbness, left visual field defect 22% of patients (n=2) experienced at least 1 serious AE 001-061: Grade 3 – Edema cerebral, muscle weakness  001-065: Grade 3 – Cerebrospinal fluid leakage, left hemiparesis, pseudo-meningocele and muscle weakness No patient (n=0) experienced a serious related AE All *TEAEs were grade 1-3 Most common Grade 3 AEs include Muscle Weakness  (n=2 [22%]) No grade 4 or 5 AEs Arm A (n=41*) Safety summary: adverse events in rHGG Arm B (n=9) * 41 unique patients were dosed; 00030 was treated twice, Cohort IX and X * Treatment Emergent Adverse Events (TEAEs)

Encouraging overall survival in rHGG after single injection (arm A) N = 30  Median overall survival: 11.8 months Cutoff date: 20 Apr 2023 Expected median overall survival: <6-9 months 41 unique patients were dosed; one patient was treated twice, in cohort IX and X A total of 50 unique patients

Overall survival data rHGG arm B confirms data in arm A N = 9 patients pretreated with cyclophosphamide   Median overall survival: 12 months Cutoff date 20 Apr 2023 Expected median overall survival: <6-9 months

Monotherapy activity of CAN-3110 in rHGG (arm A)

Clinical effect on injected tumor and uninjected tumor



Baseline	Day 0	Day 56	Day 111	Day 168	Day 280
	Black hole within tumor image is injection site 10^6 PFU dose	Reduction in contrast area with no additional treatment	Patient back to work		

56 YOM, IDH wild-type, MGMT partially methylated, right frontal mesial lesion initially treated with GTR, chemoradiation. Recurrences at two sites.

CANDEL THERAPEUTICS

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Durable response for 2Yrs after CAN-3110 in rHGG (arm A)


Initial lesion

Day -262
Initial presentation

Day -259
Initial resection

Day -47
Tumor recurrence

Day -30
2nd subtotal resection

Day -14
Rapid progression


Tumor bed injection site
Needle visible on MRI

Day 0
CAN-3110 Injection

Day 91
Tumor recurrence with TIL

Day 96
After resection, histology shows TILs

Day 630
No visible tumor

61 YOF, IDH wild-type, MGMT methylated glioblastoma, right temporal lesion initially treated with surgery, chemoradiation and temozolomide
CAN-3110 dose: 10^8 PFUs. Patient passed away as passenger in a motor vehicle accident on day 717.

CANDEL THERAPEUTICS

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Continued improvement for >12Mos after CAN-3110 monotherapy (arm B)


CAN-3110
Injection cavity
Initial lesion
Cytoxan
(day-2)
Increased enhancement
Progressive reduction
in enhancement

Pre-op Day -4 | Day 0 | Day 64 | Day 106

CAN-3110 injection


Reduction in enhancement
with tumor involution
Stable disease

Day 180 | Day 280 | Day 350

52 YO RH WF, IDH mutant, MGMT methylated grade IV astrocytoma (left frontal, invading corpus callosum in a butterfly fashion and lobulating into lateral and third ventricle). Recurrent disease, 1Yr after original resection. Enrolled in arm B: Cytoxan (24 mg/kg; day -2) & CAN-3110. Since injection KPS remains between 90 and 100, pt. independent at home with family, without other therapies.

CANDEL THERAPEUTICS
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Biomarker Analysis

Persistent HSV antigen expression associated with CD8+ T cell infiltration after CAN-3110 treatment Patient A (6 weeks post-HSV 10e6 PFUs) HSV1 Ag Day 253 Preoperative Intraoperative injection Anti HSV CD8+ Recurrence Patient B (9 mos post-HSV 10e9 PFUs) 13/27 patients presented positive oHSV antigen in post-injection samples collected in a range of 24 to 801 days post treatment

Injected lesion Uninjected lesion Uninjected lesion Pre-treatment Post-treatment* *8 Mos Persistent HSV antigen expression in uninjected lesion 8 Mos after CAN-3110 injection in multifocal rHGG HSV-1 Uninjected lesion

Increased infiltration by immune cells at the site of the tumor after CAN-3110 treatment in rHGG

Post-injection necrotic tumor areas surrounded by T cells


H&E
CD20
CD4
CD8
*
#

necrosis; * immune cell infiltrate


3 x10⁷ PFU d 24
3 x10⁷ PFU d 140
1 x10⁸ PFU d 91
H&E
anti HSV


CD8+ T cells
p =0.0016
CD8 cells/mm2
3000
2000
1000
400
300
200
100
0
Pre
Post
21/29 tumors
CD4+ T cells
p <0.0001
1000
800
600
400
200
150
100
50
0
Pre
Post
24/29 tumors
CD20+ B cells
ns
CD20 cells/mm2
1000
800
600
400
200
50
40
30
20
10
0
Pre
Post
14/29 tumors

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Changes in tumor microenvironment after CAN-3110 are associated with improved survival in rHGG 17 paired samples bioinformatic analyses by BostonGene, Inc.

Changes in protein biomarkers in peripheral blood after CAN-3110 injection in rHGG From 96 protein panel biomarkers, 53 showed statistically significant changes compared to baseline at the 1st or 2nd time points after treatment; those include IL-6, PTN, MMP12, CCL19, CD40L

T cell receptor (TCR) analysis interpretation tool Relationship between clonality and diversity/entropy

Increases in T cell density, entropy, and clonality are observed in long survivors after CAN-3110 injection Short survivor CAN-3110 injection Long survivors

Conclusions Treatment with CAN-3110 in rHGG is well tolerated with no dose-limiting toxicity observed Persistence of HSV antigen expression associated with tumor necrosis and increased immune cell infiltration after CAN-3110 injection in both injected and uninjected lesions Evidence of abscopal effect Increase in pro-inflammatory mediators after CAN-3110 injection in rHGG Immunological changes in the tumor microenvironment after CAN-3110 injection in rHGG are associated with improved survival Increases in T cell density, entropy, and clonality are observed in long survivors after CAN-3110 injection Next, we will evaluate the effects of repeat injections with CAN-3110, supported by the Break Through Cancer foundation

Acknowledgements Alexander Ling Isaac H. Solomon Ana Montalvo Landivar Hiroshi Nakashima Andres Santos Nafisa Masud Patrick Wen Keith Leigon David Reardon Sengupta Soma E. A. Chiocca Andrea Manzanera Maria Lucia Silva Polanco Garrett Nichols Paul Peter Tak